EXHIBIT 10.1

[LIGAND LETTERHEAD]


                                        December 29, 2006


Brian A. Markinson
President and Chief Executive Officer
KING PHARMACEUTICALS, INC.
501 Fifth Street
Bristol, Tennessee 37620

VIA E-MAIL AND U.S. MAIL

RE: LOAN AGREEMENT DATED AS OCTOBER 12, 2006

Dear Brian:

         Reference is made to that certain Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"), dated as of September 6, 2006, by and between Ligand Pharmaceuticals Incorporated ("SELLER"), King Pharmaceuticals, Inc. ("KING") and King Pharmaceuticals Research and Development, Inc. ("KING R&D", and together with King, "PURCHASER"). Capitalized terms used but not otherwise defined herein have the meanings specified in the Agreement.

         On January 8 2007, King will take payment of the loan principal and interest then due as provided for under that certain Loan Agreement, dated as of October 12, 2006, between Seller, as borrower, and King, as lender (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") and the Loan Documents (as defined in the Loan Agreement), up to the amount then in the controlled deposit account held at Comerica Bank (the "DEPOSIT ACCOUNT") in connection with the Loan Documents. King will hold the interest amount, pending the Closing. If the Closing occurs on or before February 28, 2007, then King will refund any amount taken from such Deposit Account in excess of $37.75 million to Ligand as a credit at Closing, in addition to other amounts and credits that may be due under the Agreement. If the Closing does not occur by February 28, 2007, King will keep the interest due on the loan up to January 8, 2007 and no adjustment will be made at any subsequent Closing.

                                         [SIGNATURE PAGE FOLLOWS]

         Please indicate your agreement with the foregoing by executing a copy of this letter in the space indicated below and returning the signed copy to me at your earliest convenience. Should you have any questions regarding this matter, please do not hesitate to contact me.


                                     Sincerely,

                                     LIGAND PHARMACEUTICALS INCORPORATED

                                     By: /s/ Warner R. Broaddus
                                        ----------------------------------------
                                        Name: Warner R. Broaddus
                                        Title:Vice President, General Counsel
                                              & Secretary



AGREED TO AND ACKNOWLEDGED:


     KING PHARMACEUTICALS, INC.

By:   /s/ James W. Elrod
     ------------------------------------------------
      Name:  James W. Elrod
      Title: General Counsel & Secretary


    KING PHARMACEUTICALS RESEARCH AND DEVELOPMENT, INC.

By:   /s/ James W. Elrod
     ------------------------------------------------
      Name:  James W. Elrod
      Title: Secretary








[SIGNATURE PAGE TO SIDE LETTER - PURCHASE AGREEMENT]